FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(formerly, Fortress Municipal Income Fund, Inc.)
Class A Shares
Class B Shares
Class C Shares
Class F Shares

SUPPLEMENT TO PROSPECTUSES DATED OCTOBER 31, 1996

     On page 25 of the Class A Shares, Class B Shares and Class C Shares prospectus and page 16 of the Class F Shares prospectus, under the sub-heading `Adviser's Background,'' please delete the biography for Jonathan C. Conley in its entirety. Mary Jo Ochson and J. Scott Albrecht remain as the Fund's portfolio managers.

                                                            January 9, 1997




FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA  15222-3779

Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.
Cusip 313910200
Cusip 313910309
Cusip 313910408
Cusip 313910101
G01615-03 (1/97)
CMR612040